Deferred Grants - Schedule of Remaining Deferred Grants (Details) (Hong Kong Wetouch Electronics Technology Limited) - Hong Kong Wetouch Electronics Technology Limited [Member] - USD ($)	Dec. 31, 2019	Dec. 31, 2018	Jan. 27, 2014	Jan. 14, 2013
2020	$ 229,826
2021	229,826
2023	229,826
2024	176,199
Total deferred grants	865,677
less: current portion	(229,826)	$ (232,710)	$ (800,000)	$ (1,800,000)
Deferred grants- non-current	$ 635,851	$ 876,542